Exhibit 99.2

STATE STREET CORPORATION
Earnings Release Addendum
December 31, 2014
Table of Contents

GAAP-Basis Financial Information	Page

Consolidated Financial Highlights	1

Consolidated Results of Operations - Quarters Ended December 31, 2014, September 30, 2014 and December 31, 2013 and Years Ended December 31, 2014 and 2013	3

Consolidated Statement of Condition	4

Assets Under Custody and Administration	5

Assets Under Management	6

Operating-Basis (Non-GAAP) Financial Information

Reconciliations of Operating-Basis Financial Information - Quarters Ended December 31, 2014, September 30, 2014 and December 31, 2013	7

Reconciliations of Operating-Basis Financial Information - Years Ended December 31, 2014 and 2013	10

Capital

Regulatory Capital - December 31, 2014 and September 31, 2014	13

Reconciliations of tangible common equity and common equity tier 1 capital ratios - December 31, 2014, September 30, 2014 and December 31, 2013	14

Reconciliations of common equity tier 1 ratios (standardized and advanced approaches) - December 31, 2014, September 30, 2014 and December 31, 2013	15

This financial information should be read in conjunction with State Street's earnings news release dated January 23, 2015.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters Ended			% Change
(Dollars in millions, except per share amounts or where otherwise noted)	December 31, 2014	September 30, 2014	December 31, 2013	Q4 2014 vs. Q3 2014	Q4 2014 vs. Q4 2013
Revenue:
Fee revenue	$2,056	$2,012	$1,879	2%	9%
Net interest revenue	574	570	585	1	(2)
Net gains from sales of available-for-sale securities	—	—	3
Net losses from other-than-temporary impairment	—	—	(3)
Total revenue	2,630	2,582	2,464	2	7
Provision for loan losses	4	2	6
Total expenses	1,992	1,892	1,846	5	8
Income before income tax expense	634	688	612	(8)	4
Income tax expense	90	128	59
Net income	544	560	553	(3)	(2)
Net income available to common shareholders	525	542	545
Diluted earnings per common share	1.24	1.26	1.22	(2)	2
Average diluted common shares outstanding (in thousands)	424,339	429,736	445,225
Cash dividends declared per common share	$.30	$.30	$.26
Closing price per share of common stock (as of quarter-end)	78.50	73.61	73.39
Ratios:
Return on average common equity	10.4%	10.6%	10.9%
Pre-tax operating margin	24.1	26.6	24.8
Net interest margin, fully taxable-equivalent basis	1.09	1.12	1.36
Total risk-based capital[1]	16.6	16.2	19.7
Tier 1 risk-based capital[1]	14.7	14.2	17.3
Common equity tier 1 risk-based capital[1,2]	12.5	12.8	15.5
Tier 1 leverage[1]	6.4	6.4	6.9
Tangible common equity[2]	6.8	6.6	6.6
At quarter-end:
Assets under custody and administration[3] (in trillions)	$28.19	$28.47	$27.43
Assets under management (in trillions)	2.45	2.42	2.35

1 In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of December 31, 2014 and September 30, 2014 presented in the table above have been calculated under the advanced approaches framework of the Basel III final rule. Regulatory capital ratios as of December 31, 2013 presented in the table above were calculated under Basel I, and accordingly are not directly comparable to such ratios as of December 31, 2014 and September 30, 2014. Refer to page 13 of this addendum for additional information about our regulatory capital ratios as of December 31, 2014 and September 30, 2014.
2 Common equity tier 1 risk-based capital, or CET1, ratio as of December 31, 2013 and tangible common equity ratios as of December 31, 2014, September 30, 2014 and December 31, 2013 are non-GAAP financial measures. Refer to accompanying reconciliations on page 14 for additional information.
3 Included assets under custody of $21.66 trillion, $21.71 trillion and $20.41 trillion as of December 31, 2014, September 30, 2014 and December 31, 2013, respectively.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2014	December 31, 2013	2014 vs. 2013
Revenue:
Fee revenue	$8,031	$7,590	6%
Net interest revenue	2,260	2,303	(2)
Net gains from sales of available-for-sale securities	15	14
Net losses from other-than-temporary impairment	(11)	(23)
Total revenue	10,295	9,884	4
Provision for loan losses	10	6
Total expenses	7,762	7,192	8
Income before income tax expense	2,523	2,686	(6)
Income tax expense	434	550
Net income	2,089	2,136	(2)
Net income available to common shareholders	2,025	2,102	(4)
Diluted earnings per common share	4.69	4.62	2
Average diluted common shares outstanding (in thousands)	432,007	455,155
Cash dividends declared per common share	$1.16	$1.04
Return on average common equity	10.1%	10.5%
Pre-tax operating margin	24.5	27.2
Net interest margin, fully taxable-equivalent basis	1.16	1.37

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters Ended			% Change		Years Ended
(Dollars in millions, except per share amounts)	December 31, 2014	September 30, 2014	December 31, 2013	Q4 2014 vs. Q3 2014	Q4 2014 vs. Q4 2013	December 31, 2014	December 31, 2013	% Change
Fee revenue:
Servicing fees	$1,301	$1,302	$1,232	—%	6%	$5,129	$4,819	6%
Management fees	299	316	290	(5)	3	1,207	1,106	9
Trading services:
Direct sales and trading	110	101	63	9	75	361	304	19
Indirect foreign exchange trading[1]	58	60	62	(3)	(6)	246	285	(14)
Total foreign exchange trading	168	161	125	4	34	607	589	3
Electronic foreign exchange services	46	44	47	5	(2)	181	218	(17)
Other trading, transition management and brokerage	79	73	64	8	23	296	287	3
Total brokerage and other trading services	125	117	111	7	13	477	505	(6)
Total trading services	293	278	236	5	24	1,084	1,094	(1)
Securities finance	106	99	76	7	39	437	359	22
Processing fees and other	57	17	45	235	27	174	212	(18)
Total fee revenue	2,056	2,012	1,879	2	9	8,031	7,590	6
Net interest revenue:
Interest revenue	676	671	684	1	(1)	2,652	2,714	(2)
Interest expense	102	101	99	1	3	392	411	(5)
Net interest revenue	574	570	585	1	(2)	2,260	2,303	(2)
Gains (losses) related to investment securities, net:
Net gains from sales of available-for-sale securities	—	—	3			15	14
Losses from other-than-temporary impairment	—	—	(2)			(1)	(21)
Losses reclassified (from) to other comprehensive income	—	—	(1)			(10)	(2)
Gains (losses) related to investment securities, net	—	—	—			4	(9)
Total revenue	2,630	2,582	2,464	2	7	10,295	9,884	4
Provision for loan losses	4	2	6			10	6
Expenses:
Compensation and employee benefits	972	953	945	2	3	4,060	3,800	7
Information systems and communications	246	242	228	2	8	976	935	4
Transaction processing services	201	199	182	1	10	784	733	7
Occupancy	113	119	124	(5)	(9)	461	467	(1)
Acquisition and restructuring costs	52	20	30	160	73	133	104	28
Other	408	359	337	14	21	1,348	1,153	17
Total expenses	1,992	1,892	1,846	5	8	7,762	7,192	8
Income before income tax expense	634	688	612	(8)	4	2,523	2,686	(6)
Income tax expense	90	128	59			434	550
Net income	$544	$560	$553	(3)	(2)	$2,089	$2,136	(2)
Adjustments to net income:
Dividends on preferred stock	$(18)	$(18)	$(6)			$(61)	$(26)
Earnings allocated to participating securities	(1)	—	(2)			(3)	(8)
Net income available to common shareholders	$525	$542	$545			$2,025	$2,102
Earnings per common share:
Basic	$1.26	$1.28	$1.25	(2)	1	$4.77	$4.71	1
Diluted	1.24	1.26	1.22	(2)	2	4.69	4.62	2
Average common shares outstanding (in thousands):
Basic	416,651	421,974	435,871			424,223	446,245
Diluted	424,339	429,736	445,225			432,007	455,155

1 We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED STATEMENT OF CONDITION

(Dollars in millions, except per share amounts)	December 31, 2014	December 31, 2013
Assets:
Cash and due from banks	$1,855	$3,220
Interest-bearing deposits with banks	93,523	64,257
Securities purchased under resale agreements	2,390	6,230
Trading account assets	924	843
Investment securities available for sale	94,913	99,174
Investment securities held to maturity (fair value of $17,842 and $17,560)	17,723	17,740
Loans and leases (less allowance for losses of $38 and $28)	18,161	13,458
Premises and equipment (net of accumulated depreciation of $4,599 and $4,417)	1,937	1,860
Accrued interest and fees receivable	2,242	2,123
Goodwill	5,826	6,036
Other intangible assets	2,025	2,360
Other assets	32,600	25,990
Total assets	$274,119	$243,291
Liabilities:
Deposits:
Noninterest-bearing	$70,490	$65,614
Interest-bearing -- U.S.	33,012	13,392
Interest-bearing -- Non-U.S.	105,538	103,262
Total deposits	209,040	182,268
Securities sold under repurchase agreements	8,925	7,953
Federal funds purchased	21	19
Other short-term borrowings	4,381	3,780
Accrued expenses and other liabilities	20,186	19,194
Long-term debt	10,042	9,699
Total liabilities	252,595	222,913
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491
Series D, 7,500 shares issued and outstanding	742	—
Series E, 7,500 shares issued and outstanding	728	—
Common stock, $1 par, 750,000,000 shares authorized; 503,880,120 and 503,882,841 shares issued	504	504
Surplus	9,791	9,776
Retained earnings	14,933	13,395
Accumulated other comprehensive income gain (loss)	(507)	(95)
Treasury stock, at cost (88,684,969 and 69,754,255 shares)	(5,158)	(3,693)
Total shareholders' equity	21,524	20,378
Total liabilities and shareholders' equity	$274,119	$243,291

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER CUSTODY AND ADMINISTRATION

	As of
(In billions)	December 31, 2014	September 30, 2014	December 31, 2013
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$6,992	$7,035	$6,811
Collective funds	6,949	6,919	6,428
Pension products	5,746	5,780	5,851
Insurance and other products	8,501	8,731	8,337
Total Assets Under Custody and Administration	$28,188	$28,465	$27,427
By Financial Instrument:
Equities	$15,876	$15,616	$15,050
Fixed-income	8,739	9,298	9,072
Short-term and other investments	3,573	3,551	3,305
Total Assets Under Custody and Administration	$28,188	$28,465	$27,427
By Geographic Location[1]:
North America	$21,217	$21,255	$20,764
Europe/Middle East/Africa	5,633	5,869	5,511
Asia/Pacific	1,338	1,341	1,152
Total Assets Under Custody and Administration	$28,188	$28,465	$27,427
Assets Under Custody[2]
By Product Classification:
Mutual funds	$6,634	$6,669	$6,505
Collective funds	5,475	5,354	4,903
Pension products	5,161	5,188	4,756
Insurance and other products	4,386	4,496	4,247
Total Assets Under Custody	$21,656	$21,707	$20,411
By Geographic Location[1]:
North America	$16,903	$16,813	$15,890
Europe/Middle East/Africa	3,729	3,858	3,620
Asia/Pacific	1,024	1,036	901
Total Assets Under Custody	$21,656	$21,707	$20,411

[1] Geographic mix is based on the location at which the assets are serviced.
[2] Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER MANAGEMENT

	As of
(In billions)	December 31, 2014	September 30, 2014	December 31, 2013
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$39	$40	$42
Passive	1,436	1,371	1,334
Total Equity	1,475	1,411	1,376
Fixed-Income:
Active	17	16	16
Passive	302	322	311
Total Fixed-Income	319	338	327
Cash[1]	399	410	385
Multi-Asset-Class Solutions:
Active	30	34	23
Passive	97	104	110
Total Multi-Asset-Class Solutions	127	138	133
Alternative Investments[2]:
Active	17	17	14
Passive	111	107	110
Total Alternative Investments	128	124	124
Total Assets Under Management	$2,448	$2,421	$2,345

[1] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[2] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.

Exchange-Traded Funds[3]
By Asset Class:
Alternative investments	$38	$40	$39
Cash	1	1	1
Equity	388	338	325
Fixed-income	39	37	34
Total Exchange-Traded Funds	$466	$416	$399

[3] Exchange-traded funds are a component of assets under management presented above.

Assets Under Management
By Geographic Location[4]:
North America	$1,568	$1,502	$1,456
Europe/Middle East/Africa	559	565	560
Asia/Pacific	321	354	329
Total Assets Under Management	$2,448	$2,421	$2,345

[4] Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying earnings release presents financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters ended			% Change
(Dollars in millions, except per share amounts)	December 31, 2014	September 30, 2014	December 31, 2013	Q4 2014 vs. Q3 2014		Q4 2014 vs. Q4 2013
Total Revenue:
Total revenue, GAAP basis	$2,630	$2,582	$2,464	1.9%		6.7%
Adjustment to processing fees and other revenue (see below)	81	86	53
Adjustment to net interest revenue (see below)	44	43	42
Adjustment to net interest revenue (see below)	(31)	(33)	(31)
Total revenue, operating basis[1,2]	$2,724	$2,678	$2,528	1.72		7.75

Fee Revenue:
Total fee revenue, GAAP basis	$2,056	$2,012	$1,879	2		9
Tax-equivalent adjustment associated with tax-advantaged investments	81	86	53
Total fee revenue, operating basis	$2,137	$2,098	$1,932	2		11

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$57	$17	$45	235		27
Tax-equivalent adjustment associated with tax-advantaged investments	81	86	53
Total processing fees and other revenue, operating basis	$138	$103	$98	34		41

Net Interest Revenue:
Net interest revenue, GAAP basis	$574	$570	$585	1		(2)
Tax-equivalent adjustment associated with tax-exempt investment securities	44	43	42
Discount accretion associated with former conduit securities	(31)	(33)	(31)
Net interest revenue, operating basis	$587	$580	$596	1		(2)
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[3]	1.09%	1.12%	1.36%	(3)	bps	(27)	bps
Effect of discount accretion	(.05)	(.06)	(.06)
Net interest margin, operating basis	1.04%	1.06%	1.30%	(2)		(26)

Expenses:
Total expenses, GAAP basis	$1,992	$1,892	$1,846	5.3%		7.9%
Severance costs associated with staffing realignment	(10)	2	(11)
Provisions for litigation exposure and other costs, net	(50)	(66)	(45)
Acquisition costs	(10)	(12)	(24)
Restructuring charges, net	(42)	(8)	(6)
Total expenses, operating basis[1,2]	$1,880	$1,808	$1,760	3.98		6.82
1 For the quarters ended December 31, 2014 and September 30, 2014, negative operating leverage in the quarter-over-quarter comparison was approximately 226 basis points, based on an increase in total operating-basis revenue of 1.72% and an increase in total operating-basis expenses of 3.98%.
2 For the quarters ended December 31, 2014 and December 31, 2013, positive operating leverage in the year-over-year comparison was approximately 93 basis points, based on an increase in total operating-basis revenue of 7.75% and an increase in total operating-basis expenses of 6.82%.
3 For the quarters ended December 31, 2014, September 30, 2014 and December 31, 2013, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $618 million, $613 million and $627 million, respectively (GAAP-basis net interest revenue of $574 million, $570 million, and $585 million plus tax-equivalent adjustments of $44 million, $43 million and $42 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters ended			% Change
(Dollars in millions, except per share amounts)	December 31, 2014	September 30, 2014	December 31, 2013	Q4 2014 vs. Q3 2014	Q4 2014 vs. Q4 2013
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$972	$953	$945	2%	3%
Severance costs associated with staffing realignment	(10)	2	(11)
Total compensation and employee benefits expenses, operating basis	$962	$955	$934	1	3

Other Expenses:
Total other expenses, GAAP basis	$408	$359	$337	14	21
Provisions for litigation exposure and other costs, net	(50)	(66)	(45)
Total other expenses, operating basis	$358	$293	$292	22	23

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$634	$688	$612	(8)	4
Net pre-tax effect of non-operating adjustments to revenue and expenses	206	180	150
Income before income tax expense, operating basis	$840	$868	$762	(3)	10
Pre-tax operating margin[4]:
Pre-tax operating margin, GAAP basis	24.1%	26.6%	24.8%
Net effect of non-operating adjustments	6.7	5.8	5.3
Pre-tax operating margin, operating basis	30.8%	32.4%	30.1%

Income Tax Expense:
Income tax expense, GAAP basis	$90	$128	$59
Aggregate tax-equivalent adjustments	125	129	95
Out-of-period benefit to adjust deferred taxes	—	—	71
Net tax effect of non-operating adjustments	24	12	15
Income tax expense, operating basis	$239	$269	$240

Effective Tax Rate:
Income before income tax expense, operating basis	$840	$868	$762
Income tax expense, operating basis	239	269	240
Effective tax rate, operating basis	28.5%	31.0%	31.5%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$525	$542	$545	(3)	(4)
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	57	39	(31)
Net income available to common shareholders, operating basis	$582	$581	$514	—	13

4 Pre-tax operating margin for the quarters ended December 31, 2014, September 30, 2014 and December 31, 2013 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	December 31, 2014	September 30, 2014	December 31, 2013	Q4 2014 vs. Q3 2014		Q4 2014 vs. Q4 2013
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$1.24	$1.26	$1.22	(2)%		2%
Severance costs	.01	—	.02
Provisions for litigation exposure and other costs, net	.10	.12	.06
Acquisition costs	.01	.02	.03
Restructuring charges, net	.06	.01	.01
Effect on income tax of non-operating adjustments	(.01)	(.01)	.01
Discount accretion associated with former conduit securities	(.04)	(.05)	(.04)
Out-of-period benefit to adjust deferred taxes	—	—	(.16)
Diluted earnings per common share, operating basis	$1.37	$1.35	$1.15	1		19

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.4%	10.6%	10.9%	(20)	bps	(50)	bps
Severance costs	.1	—	.1
Provisions for litigation exposure and other costs, net	.8	.9	.6
Acquisition costs	.2	.2	.3
Restructuring charges, net	.6	.1	.1
Effect on income tax of non-operating adjustments	(.1)	—	.1
Discount accretion associated with former conduit securities	(.4)	(.4)	(.4)
Out-of-period benefit to adjust deferred taxes	—	—	(1.4)
Return on average common equity, operating basis	11.6%	11.4%	10.3%	20		130

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2014	December 31, 2013	2014 vs. 2013
Total Revenue:
Total revenue, GAAP basis	$10,295	$9,884	4.2%
Adjustment to processing fees and other revenue (see below)	288	158
Adjustment to net interest revenue (see below)	173	142
Adjustment to net interest revenue (see below)	(119)	(137)
Total revenue, operating basis[1]	$10,637	$10,047	5.87

Fee Revenue:
Total fee revenue, GAAP basis	8,031	7,590	6
Tax-equivalent adjustment associated with tax-advantaged investments	288	158
Total fee revenue, operating basis	8,319	7,748	7

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$174	$212	(18)
Tax-equivalent adjustment associated with tax-advantaged investments	288	158
Total processing fees and other revenue, operating basis	$462	$370	25

Net Interest Revenue:
Net interest revenue, GAAP basis	$2,260	$2,303	(2)
Tax-equivalent adjustment associated with tax-exempt investment securities	173	142
Discount accretion related to former conduit securities	(119)	(137)
Net interest revenue, operating basis	$2,314	$2,308	—
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[2]	1.16%	1.37%	(21)	bps
Effect of discount accretion	(.05)	(.07)
Net interest margin, operating basis	1.11%	1.30%	(19)

Expenses:
Total expenses, GAAP basis	$7,762	$7,192	7.9%
Severance costs associated with staffing realignment	(84)	(11)
Provisions for litigation exposure and other costs, net	(122)	(65)
Acquisition costs	(58)	(76)
Restructuring charges, net	(75)	(28)
Total expenses, operating basis[1]	$7,423	$7,012	5.86

1 For the year ended December 31, 2014 and December 31, 2013, positive operating leverage in the year-over-year comparison was approximately 1 basis point, based on an increase in total operating-basis revenue of 5.87% and an increase in total operating-basis expenses of 5.86%.
2 For the year ended December 31, 2014 and December 31, 2013, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $2,433 million and $2,445 million, respectively (GAAP-basis net interest revenue of $2,260 million and $2,303 million plus tax-equivalent adjustments of $173 million and $142 million, respectively), as a percentage of average total interest-earning assets for the periods presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2014	December 31, 2013	2014 vs. 2013
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$4,060	$3,800	7%
Severance costs associated with staffing realignment	(84)	(11)
Total compensation and employee benefits expenses, operating basis	$3,976	$3,789	5

Other Expenses:
Total other expenses, GAAP basis	$1,348	$1,153	17
Provisions for litigation exposure and other costs, net	(122)	(65)
Total other expenses, operating basis	$1,226	$1,088	13

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$2,523	$2,686	(6)
Net pre-tax effect of non-operating adjustments to revenue and expenses	681	343
Income before income tax expense, operating basis	$3,204	$3,029	6
Pre-tax operating margin[3]:
Pre-tax operating margin, GAAP basis	24.5%	27.2%
Net effect of non-operating adjustments	5.6	2.9
Pre-tax operating margin, operating basis	30.1%	30.1%

Income Tax Expense:
Income tax expense, GAAP basis	$434	$550
Aggregate tax-equivalent adjustments	461	300
Italian banking industry tax assessment	(11)	—
Net tax effect of non-operating adjustments	57	9
Out-of-period benefit to adjust deferred taxes	—	71
Income tax expense, operating basis	$941	$930

Effective Tax Rate:
Income before income tax expense, operating basis	$3,204	$3,029
Income tax expense, operating basis	941	930
Effective tax rate, operating basis	29.4%	30.7%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$2,025	$2,102	(4)
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	174	(37)
Net income available to common shareholders, operating basis	$2,199	$2,065	6

3 Pre-tax operating margin for the year ended December 31, 2014 and December 31, 2013 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Years Ended		% Change
(Dollars in millions, except per share amounts)	December 31, 2014	December 31, 2013	2014 vs. 2013
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$4.69	$4.62	2%
Severance costs	.13	.02
Provisions for litigation exposure and other costs, net	.22	.09
Acquisition costs	.09	.11
Restructuring charges, net	.11	.04
Discount accretion related to former conduit securities	(.17)	(.18)
Out-of-period benefit to adjust deferred taxes	—	(.16)
Italian banking industry tax assessment	.02	—
Diluted earnings per common share, operating basis	$5.09	$4.54	12

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.1%	10.5%	(40)	bps
Severance costs	.3	—
Provisions for litigation exposure and other costs, net	.4	.2
Acquisition costs	.2	.3
Restructuring charges, net	.2	.1
Discount accretion related to former conduit securities	(.4)	(.4)
Out-of-period benefit to adjust deferred taxes	—	(.4)
Italian banking industry tax assessment	.1	—
Return on average common equity, operating basis	10.9%	10.3%	60

STATE STREET CORPORATION
Earnings Release Addendum
REGULATORY CAPITAL
     The accompanying news release presents capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the news release similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The total risk-based capital, tier 1 risk-based capital, common equity tier 1 risk-based capital, or CET1, and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. As of December 31, 2014 and September 30, 2014, the capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of December 31, 2014 and September 30, 2014, the total risk-weighted assets component, or denominator, used in the calculation of the total risk-based capital, tier 1 risk-based capital, and CET1 ratios were each calculated in conformity with the advanced approaches provisions of Basel III.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios as of December 31, 2014 and September 30, 2014 and December 30, 2013 are provided on page 14 of this earnings release addendum.

     The CET1 ratio, is provided for in the Basel III final rule. The CET1 ratio was not previously required by Basel I. A reconciliation with respect to the CET1 ratio as of December 30, 2013 is provided on page 14 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

(Dollars in millions)	Basel III Advanced Approach December 31, 2014[1]	Basel III Transitional December 31, 2014[2]	Basel III Advanced Approach September 30, 2014[1]	Basel III Transitional September 30, 2014[2]
RATIOS:
Total risk-based capital	16.6%	19.8%	16.2%	19.1%
Tier 1 risk-based capital	14.7	17.5	14.2	16.7
Common equity tier 1 risk-based capital	12.5	15.0	12.8	15.0
Tier 1 leverage	6.4	6.4	6.4	6.4

SUPPORTING CALCULATIONS:
Total capital	$17,914	$17,914	$17,534	$17,534
Total risk-weighted assets	107,829	90,413	108,078	91,800
Total risk-based capital ratio	16.6%	19.8%	16.2%	19.1%

Tier 1 capital	$15,817	$15,817	$15,318	$15,318
Total risk-weighted assets	107,829	90,413	108,078	91,800
Tier 1 risk-based capital ratio	14.7%	17.5%	14.2%	16.7%

Common equity tier 1 capital	$13,525	$13,525	$13,781	$13,781
Total risk-weighted assets	107,829	90,413	108,078	91,800
Common equity tier 1 risk-based capital	12.5%	15.0%	12.8%	15.0%

Tier 1 capital	$15,817	$15,817	$15,318	$15,318
Adjusted quarterly average assets	247,742	247,742	240,529	240,529
Tier 1 leverage ratio	6.4%	6.4%	6.4%	6.4%

1 Total capital, tier 1 capital, CET1 and tier 1 leverage ratios as of December 31, 2014 and September 30, 2014 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
2 Total capital, tier 1 capital, CET1 and tier 1 leverage ratios as of December 31, 2014 and September 30, 2014 were calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, these ratios reflect total and tier 1 capital, as applicable (the numerator), calculated in conformity with the advanced approaches provisions of the Basel III final rule, and total risk-weighted assets or, with respect to the tier 1 leverage ratio, quarterly average assets (in both cases, the denominator), calculated in conformity with the provisions of Basel I.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TANGIBLE COMMON EQUITY AND COMMON EQUITY TIER 1 RATIOS

The following table presents the calculations of State Street's ratios of tangible common equity to total tangible assets and its ratio of common equity tier 1 capital to total risk-weighted assets.

(Dollars in millions)		December 31, 2014	September 30, 2014	December 31, 2013
Consolidated Total Assets		$274,119	$274,976	$243,291
Less:
Goodwill		5,826	5,899	6,036
Other intangible assets		2,025	2,121	2,360
Cash balances held at central banks in excess of required reserves		83,402	74,570	51,034
Adjusted assets		182,866	192,386	183,861
Plus related deferred tax liabilities		822	874	653
Total tangible assets	A	$183,688	$193,260	$184,514
Consolidated Total Common Shareholders' Equity		$19,563	$19,923	$19,887
Less:
Goodwill		5,826	5,899	6,036
Other intangible assets		2,025	2,121	2,360
Adjusted equity		11,712	11,903	11,491
Plus related deferred tax liabilities		822	874	653
Total tangible common equity	B	$12,534	$12,777	$12,144
Tangible common equity ratio	B/A	6.8%	6.6%	6.6%
Tier 1 Capital[1]				$13,895
Less:
Trust preferred capital securities				950
Preferred stock				491
Plus: Other				—
Common equity tier 1 capital	C			$12,454
Total Risk-Weighted Assets[1]	D			$80,126
Common equity tier 1 risk-based capital ratio	C/D			15.5%

1 As of December 31, 2013, tier 1 capital and total risk-weighted assets were calculated in conformity with the provisions of Basel I.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS

     In July 2013, the Board of Governors of the Federal Reserve System issued a final rule intended to implement the Basel III framework in the U.S., referred to as the Basel III final rule. On February 21, 2014, we were notified by the Federal Reserve that we completed our parallel run period and would be required to begin using the advanced approaches provided in the Basel III final rule beginning with the second quarter of 2014. Pursuant to this notification, we began to use the advanced approaches to calculate and disclose our regulatory capital ratios beginning with the second quarter of 2014.

     For the last three quarters of 2014, the lower of our common equity tier 1, or CET1, ratio calculated under the Basel III advanced approaches, and our CET1 ratio using capital calculated under the provisions of the Basel III final rule (the numerator), and total risk-weighted assets calculated under the provisions of Basel I (the denominator), is used by banking regulators in their assessment of our capital adequacy for regulatory purposes. Beginning with the first quarter of 2015, the lower of our CET1 ratio calculated under the Basel III advanced approaches, and our CET1 ratio calculated under the Basel III standardized approach, will be used by banking regulators in their assessment of our capital adequacy for regulatory purposes.

     The following tables reconcile our estimated pro forma CET1 ratios calculated in conformity with the Basel III final rule, as described, to our CET1 ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of December 31, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approaches[1]		Basel III Final Rule Standardized Approach (Estimated)[2] Pro-forma	Basel III Fully Phased-In Advanced Approaches (Estimated)[3] Pro-forma	Basel III Fully Phased-In Standardized Approach (Estimated)[4] Pro-forma
Tier 1 Capital	$15,817		$15,817	$14,314	$14,314
Less:
Trust preferred capital securities	475		475	—	—
Preferred stock	1,961		1,961	1,961	1,961
Plus: Other	144		144	—	—
Common equity Tier 1 capital	13,525	A	13,525	12,353	12,353
Total Risk-Weighted Assets	107,829	B	125,013	106,819	124,060
Common equity tier 1 risk-based capital ratio	12.5%	A/B	10.8%	11.6%	10.0%

1 CET 1 ratio as of December 31, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[2] Estimated pro forma CET1 ratio (standardized approach) as of December 31, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule. Under such application of the standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $17.18 billion as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $107.83 billion as of December 31, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

[3] Estimated pro forma fully phased-in Basel III CET1 ratio (advanced approaches) as of December 31, 2014 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the advanced approaches (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the fully phased-in advanced approaches, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $1.01 billion as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $107.83 billion as of December 31, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule (as of December 31, 2014; i.e., not fully phased-in).

[4] Estimated pro forma fully phased-in Basel III CET1 ratio (standardized approach) as of December 31, 2014 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the fully phased-in standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $16.23 billion as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $107.83 billion as of December 31, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule (as of December 31, 2014; i.e., not fully phased-in).

As of September 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approaches[5]		Basel III Final Rule Standardized Approach (Estimated)[6] Pro-forma
Tier 1 Capital	$15,318		$15,318
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	171		171
Common equity tier 1 capital	13,781	C	13,781
Total Risk-Weighted Assets	108,078	D	126,356
Common equity tier 1 risk-based capital ratio	12.8%	C/D	10.9%

5 CET1 ratio as of September 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[6] Estimated pro forma CET1 ratio (standardized approach) as of September 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule based on our interpretations of the Basel III final rule as of October 24, 2014 and as applied to our businesses and operations as of September 30, 2014. Under such application of the standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $18.30 billion as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $108.08 billion as of September 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

As of December 31, 2013 (Dollars in millions)	Basel I7		Basel III Final Rule Standardized Approach (Estimated)[8] Pro-forma	Basel III Final Rule Advanced Approaches (Estimated)[9] Pro-forma
Tier 1 Capital	$13,895		$13,176	$13,176
Less:
Trust preferred capital securities	950		475	475
Preferred stock	491		491	491
Plus: Other	—		119	119
Common equity tier 1 capital	12,454	E	12,329	12,329
Total Risk-Weighted Assets	80,126	F	121,587	104,739
Common equity tier 1 risk-based capital ratio	15.5%	E/F	10.1%	11.8%

7 CET1 ratio as of December 31, 2013 was calculated in conformity with the provisions of Basel I. Specifically, common equity tier 1 capital was calculated by dividing tier 1 capital, calculated in conformity with the provisions of Basel I, but after deducting non-common elements (qualifying perpetual preferred stock and qualifying trust preferred capital securities), resulting in common equity tier 1 capital, by total risk-weighted assets calculated in conformity with the provisions of Basel I.

[8] Estimated pro forma CET1 ratio (standardized approach) as of December 31, 2013 reflects capital calculated as described in note 7 above, but with tier 1 capital calculated in conformity with the provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule based on our interpretations of the Basel III final rule as of January 24, 2014 and as applied to our businesses and operations as of December 31, 2013. Under such application of the standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $41.46 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $80.13 billion as of December 31, 2013, calculated in conformity with the provisions of Basel I.

[9] Estimated pro forma CET1 ratio (advanced approaches) as of December 31, 2013 reflects capital calculated as described in note 7 above, but with tier 1 capital calculated in conformity with the provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the advanced approaches provisions of the Basel III final rule based on our interpretations of the Basel III final rule as of January 24, 2014 and as applied to our businesses and operations as of December 31, 2013. Under such application of the advanced approaches, total risk-weighted assets used in the calculation of the CET1 ratio increased by $24.61 billion as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $80.13 billion as of December 31, 2013, calculated in conformity with the provisions of Basel I.